UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Earliest event reported): October 31, 2006

                           BIOPHAN TECHNOLOGIES, INC.
                  ----------- -------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                        0-26057               82-0507874
-------------------------------          ----------         ----------------
 (State or other jurisdiction           (Commission         (I.R.S. Employer
         of incorporation)              file number)        Identification No.)


   150 Lucius Gordon Drive, Suite 215
       West Henrietta, New York                             14586
   --------------------------------------------           ---------
   (Address of principal executive offices)               (Zip code)

                                 (585) 214-2441
              ----------------------------------------------------
              (Registrant's telephone number (including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 -- Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2006, Ross B. Kenzie resigned as a member of our Board of Directors. Mr. Kenzie was a member of our Audit Committee and our Compensation Committee. Mr. Kenzie indicated that his decision to resign was not caused by a disagreement relating to our operations, policies or practices.

Item 7.01. Regulation FD Disclosure

On November 2, 2006, we issued a press release announcing Mr. Kenzie's resignation, as reported in Item 5.02 above. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

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Exhibit Number           Description of Exhibit
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     99.1         Press Release entitled "Biophan Announces Resignation of Ross
                  B. Kenzie from Board of Directors" issued by Biophan Technologies, Inc. on November 2, 2006
--------------------------------------------------------------------------------

                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIOPHAN TECHNOLOGIES, INC.


                                        /s/ Darryl L. Canfield
                                        ----------------------------------------
Date: November 2, 2006                  Darryl L. Canfield
                                        Vice-President, Treasurer and
                                        Chief Financial Officer